UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 20, 2015 Ceres, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investors (the “Public Offering”), an aggregate of 1,598,478 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (“Common Stock”), at an offering price of $1.22 per share for gross proceeds of approximately $1.95 million before deducting the placement agent fee and related offering expenses. The Shares were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-204024), which was declared effective by the Securities and Exchange Commission on July 17, 2015 (the “Registration Statement”).

In a concurrent private placement (the “Private Placement” and together with the Public Offering, the “Offerings”), the Company agreed to issue to the Investors who participated in the Public Offering warrants (the “Warrants” and collectively with the Shares, the “Securities”) exercisable for 0.75 shares of Common Stock for each Share purchased in the Offering for an aggregate of 1,198,859 shares of Common Stock at an exercise price of $1.22 per share. The Warrants were sold at a price of $0.125 per share of Common Stock issuable upon exercise of the Warrants. Each Warrant will be exercisable beginning on the six month anniversary of the closing date and will expire five years from the date it becomes exercisable. Subject to limited exceptions, a holder of a Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The Warrants and the shares of our Common Stock issuable upon the exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, or the Securities Act, and Rule 506(b) promulgated thereunder.

In connection with the Private Placement, on August 26, 2015, the Company entered into an amendment to its existing Registration Rights Agreement dated July 30, 2015 (the “Registration Rights Agreement Amendment”). Pursuant to the Registration Rights Agreement Amendment, the Company will be required to file a registration statement on Form S-3 within 60 calendar days of July 30, 2015 to provide for the resale of the shares of Common Stock issuable upon the exercise of the Warrants and will be obligated to use its commercially reasonable efforts to keep such registration statement effective until the earlier of (i) the date on which the shares of Common Stock issuable upon the exercise of the Warrants may be sold without registration pursuant to Rule 144 under the Securities Act, or (ii) the date on which all of the shares of Common Stock issuable upon the exercise of the Warrants have been sold under the registration statement or pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

On August 20, 2015, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc., (“Ladenburg” or the “Placement Agent”) pursuant to which the Company engaged Ladenburg as the sole placement agent in connection with the Offerings. The Placement Agent agreed to use it reasonable best efforts to arrange for the sale of the Securities. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 8% of the gross proceeds from the sale of the Securities, grant compensation warrants (the “Placement Agent Warrant”) to the Placement Agent to purchase a number of shares of Common Stock equal to two percent (2%) of the aggregate number of shares sold to the investors in the Offering and reimburse the expenses of the Placement Agent up to $100,000, less previously-paid expenses. The compensation warrants will have an exercise price of $1.83 (150% of the public offering price per Share). The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement Amendment, the Warrants, the Placement Agent Warrant and the Placement Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2, 4.1, 4.2 and 1.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the Warrants and the Placement Agent Warrant and the shares of our Common Stock issuable upon the exercise thereof is incorporated herein by reference in this Item 3.02.

Item 7.01      Regulation FD Disclosure

The Company estimates that as of July 31, 2015, its net tangible book value per share of Common Stock is less than the public offering price per share of its Common Stock in the Public Offering, taking into account its issuance of 1,200,000 shares of Common Stock on July 30, 2015, the net proceeds from such issuance and its estimated net cash burn and operating expenses for the two months ended July 31, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement dated as of August 20, 2015, by and between Ceres, Inc. and Ladenburg Thalmann & Co. Inc.
4.1	Form of Investor Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Shearman & Sterling LLP.
10.1	Form of Securities Purchase Agreement, dated as of August 20, 2015, by and among Ceres, Inc. and the Investors.
10.2	Form of Registration Rights Agreement Amendment, dated as of August 26, 2015, by and among Ceres, Inc. and the Investors.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: August 26, 2015	By:	/s/ Paul Kuc
Name:Paul Kuc
Title:Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agency Agreement dated as of August 20, 2015, by and between Ceres, Inc. and Ladenburg Thalmann & Co. Inc.
4.1	Form of Investor Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Shearman & Sterling LLP.
10.1	Form of Securities Purchase Agreement, dated as of August 20, 2015, by and among Ceres, Inc. and the Investors.
10.2	Form of Registration Rights Agreement Amendment, dated as of August 26, 2015, by and among Ceres, Inc. and the Investors.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).